March 18, 2024

Dear Shareholders

This is my first note to shareholders since we bought control of the company over a decade ago.

With all that’s gone on recently and my understanding that there has been leaked confidential information from the special committee process, I thought I’d proactively share my thoughts with you directly in the event confidential information is indeed leaked.

I’ve made hundreds of investments in my life, but none with a business model I like better than Soho House.

It’s hard to read that we aren’t profitable when our Houses are very profitable and create tremendous long-term value as an in-place network.

I feel the real focus should be on mature Houses that are in their second 5-year period of their growth curve, when the profitability and durability of the units really kicks into gear.

With approximately half our Houses still less than five years old, we have substantial embedded value that will grow as those Houses mature, even before adding a single new House.

Our post five-year Houses contribute on average 35% plus House-Level margin, with some of our oldest Houses well above that, making the network more valuable with time. This a unique and really compelling feature of the business model.

Public companies always have a tug of war over short term vs. long term profits. I’d again emphasize that this (to me) should be about value creation more than anything.

Today Soho House is a public company. The Board and its affiliates alone controls approximately 75% of the stock, there aren’t many shares in the public’s hands.

We have bought back so much of the small float that at today’s stock price the company can almost go private without any of us writing a check.

When we went public I believed the market would reward growth, but it seemed to quickly switch to rewarding free cash flow and profit over our top-line growth.

So at this point in time we have all the costs of being a public company with few benefits.

The recent negative write up caused the company to have an outside audit firm be hired by an independent law firm.

It’s expensive to be a public company, this year it will be even more for a forensic audit that confirmed there are absolutely no issues and took critical management time away from the business.

It’s important to note that this wasn’t anyone with knowledge of some non-public fact.

On top of all this, management already spends a huge amount of time on public company issues that could be better spent growing and managing the business.

I’ve debated for some time whether Soho House should be a public company.

To be honest the biggest argument I have with myself (it’s not solely my decision and many other opinions matter) is that I’ve never had shareholders lose money with me from an IPO of a company I control.

My personal belief in the value being created at Soho House is so strong that I’d rather just be patient, but my investing style shouldn’t be imposed onto others.

Over time we’ve had inquiries about taking the company private. As we reported, the Board formed a special committee to review any transaction that would require me to be part of the future of the company.

To be clear, I want to and intend to be an owner for the long haul, but at this time I’m not part of a group and haven’t made a bid (although I’m not prohibited).

We were shocked Friday when it came to my attention that certain information from the special committee process had been leaked. Neither the broader Board nor management have been part of the special committee process, making this potential leak particularly concerning to us, and warranted this statement.

To be clear, I’m not part of any bid at this time, but any proposal that may be on the table requires me to roll my shares. Hence the current need for a special committee.

In layman’s terms, the process is that the independent special committee is advised by their bankers and lawyers as to the appropriateness and the fairness of any proposal. Then I have to agree to contribute my shares at that value. Then the independent Board votes and then the minority shareholders vote, requiring a “majority of the minority.”

In summary there are a lot of checks and balances.

There has always been a lot of investor interest in Soho House, and now is no exception. It is one-of-a-kind. It’s not a hotel company and it’s not a food and beverage company. It’s a membership company with a lot of demand and very low attrition (which provides a large and growing base of recurring revenues in the multiple hundreds of millions).

The public market doesn’t seem to understand or fully appreciate the value of Soho House, and the interest from the special committee process has shown private buyers may be willing to step-up and close the gap. However, it’s not for me to opine on the fairness or the appropriate value of the company’s stock, especially if I am not intending to be a seller.

In closing, given the mere potential of leaked information involving the special committee process, I wanted to go the extra step to share with you directly how I see the Company, any proposal and the process.

Sincerely,

/s/ Ron Burkle

Ron Burkle

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our expected financial performance and operational performance in Fiscal 2024, as well as statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including important factors discussed under the caption “Risk Factors” in our annual report on form 10-K for the fiscal year ended December 31, 2023 and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. In addition, we operate in rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements that we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this release are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. In addition, the forward-looking statements made in this release relate only to events or information as of the date on which the statements are made in this release. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Information

This press release contains Non-GAAP financial information. For definitions of Non-GAAP Financial Information, refer to “Non-GAAP Financial Measures” in our annual report on form 10-K for the fiscal year ended December 31, 2023, which is accessible on the SEC’s website at www.sec.gov. Reconciliations to the most directly comparable GAAP financial measure cannot be provided without unreasonable efforts and is not provided herein because of the inherent difficulty in quantifying and allocating certain amounts to Houses that have been open for five years or longer that are necessary for such reconciliations, including adjustments that are made for future changes in foreign exchange and the other adjustments reflected in our reconciliation of such non-GAAP financial measures, the amounts of which, could be material.

Contacts:

Investor Relations

ir@sohohouseco.com

Media and Press

press@sohohouseco.com

About Soho House & Co:

Soho House & Co (SHCO) is a global membership platform of physical and digital spaces that connects a vibrant, diverse and global group of members. These members use the Soho House & Co platform to work, socialize, connect, create and flourish all over the world. We began with the opening of the first Soho House in 1995 and remain the only company to have scaled a private membership network with a global presence. Members around the world engage with Soho House & Co through our global collection, as at December 31, 2023, of 42 Soho Houses, 9 Soho Works, Scorpios Beach Club in Mykonos, Soho Home – our interiors and lifestyle retail brand – and our digital channels. The Ned in London, New York and Doha, The LINE and Saguaro hotels in North America also form part of Soho House & Co's wider portfolio.

For more information, please visit www.sohohouseco.com.

Source: Soho House & Co (SHCO)